Unaudited Interim Condensed Consolidated Statements of Income (Loss) - EUR (€) € in Thousands	3 Months Ended
	Mar. 31, 2023	Mar. 31, 2022
Profit or loss [abstract]
Product sales	€ 32,100	€ 16,162
Other revenues	1,408	5,686
Revenues	33,508	21,847
Cost of goods and services	(20,480)	(13,860)
Research and development expenses	(14,065)	(20,689)
Marketing and distribution expenses	(8,986)	(2,034)
General and administrative expenses	(10,038)	(5,770)
Other income and expenses, net	3,488	2,084
OPERATING LOSS	(16,574)	(18,422)
Finance income	253	13
Finance expenses	(5,096)	(4,718)
Foreign exchange gain/(loss), net	3,170	(2,412)
LOSS BEFORE INCOME TAX	(18,247)	(25,539)
Income tax income/(expense)	120	(502)
LOSS FOR THE PERIOD	€ (18,127)	€ (26,041)
Earnings per share [abstract]
Basic loss per share (in euro per share)	€ (0.13)	€ (0.24)
Diluted loss per share (in euro per share)	€ (0.13)	€ (0.24)